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                                      FLAG
                                    INVESTORS
                                 INTERNATIONAL
                                      FUND




                                  ANNUAL REPORT
                                OCTOBER 31, 1997

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
o Asian markets were weak due to currency devaluations and slowing economic growth.

o The Fund outperformed the Morgan Stanley Capital International Europe, Australasia Far East(R) (EAFE) Index for the six- and 12-month periods as a result of favorable country and currency selection.

o The portfolio continues to have a relatively high weighting in European stocks.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     Just when we believed the tenth anniversary of the 1987 crash would drift quietly by, the markets started to gyrate wildly in late October. Investors were buffeted by dramatic currency devaluations in many Asian countries, a sudden 25% drop in the Hong Kong stock market and increased uncertainty about the economic outlook. During the most recent six-month period, the Pacific region declined 1.3%. Europe, which was not entirely immune from the volatility in Asia, still produced the highest return (+12.7%) of any specific region. The entire capitalization-weighted EAFE Index generated a 3.0% total return for the six-month period.

     During the same period, the Fund generated a 10.1% total return, which exceeded the EAFE Index by approximately 7.1%. The primary reason for the favorable comparison was country selection. The Fund was underexposed in the Japanese market and had only minimal holdings in the rest of the weak Asian markets. Instead, the portfolio enjoyed relatively high exposure to the strong European markets. Stock selection was also helpful, especially in Japan, where many of the Fund's holdings reacted favorably to earnings gains resulting from the yen's weakness.

     In the past 12 months, the EAFE Index gained 4.6%, while the Fund generated a 17.5% total return. The favorable Fund performance over the past year resulted from an underweighted exposure in the weak Japanese and Asian equity markets, high exposure in Europe and effective stock selection.

LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     The recent setback in international equity prices has significantly reduced the price risk in most markets. Stock market corrections are usually triggered by an increase in bond yields, but the correction in late October occurred while interest rates actually declined globally. While the events in Asia will slow growth in 1998, the other effect will be to reduce potential inflationary pressures, which should keep interest rates stable. At the same time, an ongoing economic expansion in most regions, coupled with lower equity valuations, should provide an effective background for further stock appreciation.

Sincerely,

/s/ John W. Church, Jr.                  /s/ Andrew B. Williams
-------------------------                ---------------------------
John W. Church, Jr.                      Andrew B. Williams
President                                Executive Vice President

November 21, 1997

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
Company                                                               Net Assets
--------------------------------------------------------------------------------
 1.  LEND LEASE CORP., LTD.                                                 3.9%
     One of the leading financial services groups in Australia with businesses of property services and construction.

 2.  OY NOKIA AB--SERIES A ADR                                              3.8%
     An international telecommunications company that manufactures mobile phones, networks and systems for cellular and fixed networks around the world.

 3.  DRAGADOS & CONSTRUCCIONES SA                                           3.6%
     Civil engineering and construction company in Spain.

 4.  TELECOM ITALIA SpA                                                     2.9%
     Provider of telecommunications services in Italy through the company's nationwide fixed network facilities.

 5.  SCOTTISH POWER PLC                                                     2.9%
     An integrated electric utility that generates, transmits and supplies electricity throughout Scotland and parts of England.

 6.  TOMKINS PLC                                                            2.9%
     U.K.-based conglomerate involved in the manufacture of fluid controls, industrial products, food, garden and leisure products.

 7.  HONDA MOTOR CO.                                                        2.9%
     Developer, manufacturer and distributor of motorcycles, automobiles and other power products. The company's manufacturing facilities are located around the world, and their products are distributed to consumers in about 150 countries.

 8.  ROHM COMPANY                                                           2.8%
     Japan-based manufacturer of sophisticated semiconductor devices for specialized applications such as telecommunications.

 9.  ACOM CO., LTD.                                                         2.6%
     One of the largest consumer lending companies in Japan.

10.  VEBA AG                                                                2.4%
     An electrical energy service provider in Germany that also operates chemical, oil and telecommunications subsidiaries.
--------------------------------------------------------------------------------

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on November 18, 1986 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 4.50% maximum sales charge.

     While the following chart is required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of the index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE OF A $10,000 INVESTMENT*
NOVEMBER 18, 1986-OCTOBER 31, 1997


                   [Graph appears here-see plot points below]

                                                   Morgan Stanley
                                                       Capital
                                                    International
                            Flag Investors       Europe, Australasia,
                            International            Far East(R)
                                Fund                (EAFE) Index
                            --------------       --------------------
                 11/86         $ 9,550                  $10,000
                 10/97          10,324                   12,621
                 10/88          11,997                   15,799
                 10/89          14,066                   17,085
                 10/90          13,133                   14,895
                 10/91          12,719                   15,930
                 10/92          10,964                   13,824
                 10/93          15,706                   19,003
                 10/94          17,927                   20,920
                 10/95          16,261                   20,843
                 10/96          18,234                   23,025
                 10/97          21,422                   24,091



AVERAGE ANNUAL TOTAL RETURN*

  Periods Ended 9/30/97     1 Year      5 Years      10 Years  Since Inception**
--------------------------------------------------------------------------------
  Class A Shares            19.99%      14.34%         4.72%          7.93%
 ................................................................................


 * These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. The Morgan Stanley Capital International Europe, Australasia, Far East(R) (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. Past performance is not an indicator of future results.
** 11/18/86.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                         OCTOBER 31, 1997

  No. of                                                Value       Percent of
  Shares                     Security                 (Note 1)      Net Assets
--------------------------------------------------------------------------------
COMMON STOCK -- 97.1%

AUSTRALIA -- 5.3%
  100,000        Foster's Brewing Group                $ 189,081         1.4%
   26,634        Lend Lease Corp., Ltd.                  543,140         3.9
                                                       ---------        ----
                                                         732,221         5.3

CANADA -- 1.4%
    3,000        Magna International Inc. - Class A      197,625         1.4
                                                       ---------        ----

FINLAND -- 3.8%
    6,000        Oy Nokia AB - Series A ADR              529,500         3.8
                                                       ---------        ----

FRANCE -- 6.6%
    2,258        Elf Aquitaine SA*                       278,785         2.0
    4,356        Lafarge SA*                             271,469         1.9
    3,872        Lagardere Groupe                        111,078         0.8
    5,600        SCOR SA                                 264,361         1.9
                                                       ---------        ----
                                                         925,693         6.6
GERMANY -- 6.4%
    5,000        Deutsche Bank AG                        329,591         2.4
    3,600        Deutsche Telecom AG                      67,296         0.5
    4,000        Hoechst AG                              153,365         1.1
    6,000        Veba AG                                 336,825         2.4
                                                       ---------        ----
                                                         887,077         6.4

ITALY -- 7.8%
    9,631        Assicurazioni Generali*                 215,001         1.6
   22,152        Benetton Group SpA                      322,057         2.3
   18,800        Instituto Bancario SpA                  142,428         1.0
   66,665        Telecom Italia SpA                      417,172         2.9
                                                       ---------        ----
                                                       1,096,658         7.8
JAPAN -- 25.1%
    6,600        Acom Co., Ltd.                          362,306         2.6
    5,000        Amway Japan Ltd.                        131,415         0.9
    2,000        Aoyama Trading Co., Ltd.                 53,730         0.4
   10,000        Canon, Inc.                             242,868         1.7
       50        East Japan Railway Co.                  243,284         1.7
   25,000        Hitachi Ltd.                            192,340         1.4
   12,000        Honda Motor Co.                         404,225         2.9

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

  No. of                                                Value       Percent of
  Shares                     Security                 (Note 1)      Net Assets
--------------------------------------------------------------------------------
COMMON STOCK -- continued

JAPAN -- CONCLUDED
   20,000        Kao Corp.                          $  279,464          2.0%
    1,500        Kyocera Corp.  ADR                    174,938          1.3
    2,000        Nintendo Corp. Ltd.                   173,002          1.2
   26,000        Nishimatsu Construction Co.           127,589          0.9
    4,000        Rohm Company                          395,908          2.8
   25,000        Sekisui Chemicals Corp.               196,914          1.4
    7,000        Sharp Corp.                            54,437          0.4
   20,000        Toda Construction Co.                 100,973          0.7
   28,000        Toshiba Corp.                         126,923          0.9
   10,000        Yamanouchi Pharmaceutical             246,195          1.9
                                                    ----------         ----
                                                     3,506,511         25.1

MALAYSIA -- 1.1%
   94,666        Malaysian International
                   Shipping Corp. Berhad `F'           158,295          1.1
                                                    ----------         ----

MEXICO -- 2.2%
   33,750        Cemex. S.A. de C.V. - Series `B'*     147,757          1.1
    8,000        TV Azteca S.A.                        153,000          1.1
                                                    ----------         ----
                                                       300,757          2.2

NETHERLANDS -- 1.4%
    9,456        ABN-AMRO Holding N.V.                 189,917          1.4
                                                    ----------         ----

NEW ZEALAND -- 0.5%
    5,000        Tranz Rail Holdings  ADR               67,500          0.5
                                                    ----------         ----

NORWAY -- 3.3%
    4,300        Kvaerner AS                           220,536          1.6
    4,300        Norsk Hydro                           235,830          1.7
                                                    ----------         ----
                                                       456,366          3.3

PORTUGAL -- 0.6%
    5,000        Electricidade de Portugal              86,075          0.6
                                                    ----------         ----

SINGAPORE -- 0.4%
   10,000        Singapore Airlines Ltd. F              74,968          0.4
                                                    ----------         ----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (CONCLUDED)                             OCTOBER 31, 1997

  No. of                                               Value       Percent of
  Shares                     Security                (Note 1)      Net Assets
--------------------------------------------------------------------------------
COMMON STOCK -- concluded

SPAIN -- 5.4%
   25,000        Dragados & Construcciones SA      $  506,003         3.6%
    6,000        Repsol SA                            251,115         1.8
                                                   ----------        ----
                                                      757,118         5.4

SWEDEN -- 3.1%
   11,000        Astra AB                             170,054         1.2
    5,000        SKF AB-- B Shares                    115,946         0.8
    6,000        Volvo AB-- B Shares                  156,727         1.1
                                                   ----------        ----
                                                      442,727         3.1

UNITED KINGDOM -- 22.7%
   25,000        B.A.T. Industries PLC                219,137         1.6
   16,149        The Boots Co. PLC                    235,923         1.7
   45,000        BTR PLC                              153,145         1.1
   25,000        Dalgety PLC                          102,766         0.7
   14,000        De La Rue PLC                         99,861         0.7
   43,750        Iceland Group PLC                     87,906         0.6
   84,000        Mirror Group Newspapers PLC          277,783         2.0
   25,000        National Power PLC                   207,416         1.5
   25,000        Reed International PLC               245,718         1.8
   10,000        RTZ Corp. PLC                        129,599         0.9
   22,967        Safeway PLC                          149,786         1.1
   55,100        Scottish Power PLC                   410,093         2.9
   40,000        Smith (WH) Group PLC - Class A       253,169         1.8
   25,000        Tate & Lyle PLC                      190,254         1.4
   80,000        Tomkins PLC                          408,218         2.9
                                                   ----------        ----
                                                    3,170,774        22.7
Total Common Stock
           (Cost $11,326,242)                      13,579,782        97.1
                                                   ----------        ----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                      Value       Percent of
 Par (000)                   Security               (Note 1)      Net Assets
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%

HONG KONG -- 0.1%
      $16        Dairy Farm International
                   Holdings Ltd., Cvt.
                   (Cost $16,000)                $    13,039          0.1%
                                                 -----------        -----

TOTAL INVESTMENT IN SECURITIES
         (Cost $11,342,242)**                     13,592,821         97.2

OTHER ASSETS IN EXCESS OF LIABILITIES, NET           388,818          2.8
                                                 -----------        -----

NET ASSETS                                       $13,981,639        100.0%
                                                 ===========        =====

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
         ($13,981,639 / 854,564 shares outstanding)   $16.36
                                                      ======

MAXIMUM OFFERING PRICE PER SHARE
         ($16.36 / 0.955)                             $17.13
                                                      ======


----------
 * Non-income producing security.
** Aggregate cost for federal tax purposes was $11,550,031.



                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                                   For the
                                                                 Year Ended
                                                                 October 31,
--------------------------------------------------------------------------------
                                                                    1997

Investment Income (Note 1):
   Dividends                                                     $  398,934
   Interest                                                          22,372
     Less:Foreign taxes withheld                                    (45,153)
                                                                 ----------
            Total income                                            376,153
                                                                 ----------

Expenses:
   Investment advisory fee (Note 2)                                 105,195
   Legal                                                             43,115
   Distribution fee (Note 2)                                         35,065
   Audit                                                             28,499
   Accounting fee (Note 2)                                           28,220
   Custodian fee                                                     24,853
   Transfer agent fee (Note 2)                                       18,380
   Printing and postage                                              12,544
   Registration fees                                                 11,651
   Miscellaneous                                                      5,950
   Directors' fees                                                      657
                                                                 ----------
            Total expenses                                          314,129
   Less: Fees waived (Note 2)                                      (103,734)
                                                                 ----------
            Net expenses                                            210,395
                                                                 ----------
   Net investment income                                            165,758
                                                                 ----------

Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                   1,797,921
   Net realized foreign exchange loss                               (67,080)
   Change in unrealized appreciation or depreciation
     of investments                                                 348,203
   Change in unrealized appreciation or depreciation on translation of assets and liabilities, excluding investments, denominated in
     foreign currencies                                                (438)
                                                                 ----------
            Net gain on investments                               2,078,606
                                                                 ----------

Net increase in net assets resulting from operations             $2,244,364
                                                                 ==========

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                  For the Year Ended October 31,
--------------------------------------------------------------------------------
                                                       1997            1996

Increase/(Decrease) in Net Assets:
Operations:
   Net investment income                            $  165,758      $  250,800
   Net realized gain from security transactions and
     foreign exchange transactions                   1,730,841         571,223
   Change in unrealized appreciation or depreciation
     of investments                                    348,203         656,848
   Change in unrealized appreciation or depreciation
     on translation of other assets and liabilities
     denominated in foreign currencies                    (438)         (3,773)
                                                    ----------      ----------
   Net increase in net assets resulting
     from operations                                 2,244,364       1,475,098
                                                    ----------      ----------

Dividends to Shareholders from:
   Net investment income and short-term gains         (165,758)        (28,072)
   Distributions in excess of net investment
     income and short-term gains                       (94,471)             --
                                                    ----------      ----------
   Total distributions                                (260,229)        (28,072)

Capital Share Transactions (Note 3):
   Proceeds from sale of 83,957 and
     107,997 shares, respectively                    1,258,732       1,494,406
   Value of 15,155 and 1,596 shares issued in
     reinvestment of dividends, respectively           223,079          22,601
   Cost of 155,119 and 182,530 shares
     repurchased, respectively                      (2,414,563)     (2,516,921)
                                                    ----------      ----------
   Total decrease in net assets derived
     from capital share transactions                  (932,752)       (999,914)
                                                    ----------      ----------
   Total increase in net assets                      1,051,383         447,112

Net Assets:
   Beginning of year                                12,930,256      12,483,144
                                                   -----------     -----------
   End of year                                     $13,981,639     $12,930,256
                                                   ===========     ===========
Undistributed net investment income                $       437     $   625,259
                                                   ===========     ===========


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                                                     For the
                                                                   Year Ended
                                                                   October 31,
--------------------------------------------------------------------------------
                                                                      1997
Per Share Operating Performance:
   Net asset value at beginning of year                             $ 14.20
                                                                    -------
Income from Investment Operations:
   Net investment income                                               0.11
   Net realized and unrealized gain/(loss) on investments(1)           2.34
                                                                    -------
   Total from Investment Operations                                    2.45
Less Distributions:
   Distributions from net investment income and short-term gains      (0.18)
   Distributions in excess of net investment income
     and short-term gains                                             (0.11)
                                                                    -------
   Total distributions                                                (0.29)
                                                                    -------
   Net asset value at end of year                                   $ 16.36
                                                                    =======

Total Return(2)                                                       17.48%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                         1.50%
   Net investment income(4)                                            1.18%
Supplemental Data:
   Net assets at end of year (000)                                  $13,982
   Portfolio turnover rate                                               21%
   Average commissions per share(5)                                 $0.0405



----------
(1) The years ended October 31, 1997, 1996, 1995 and 1994 include net realized currency gain/(loss). Realized currency gain/(loss) is included in net investment income for the year ended October 31, 1993.
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.24%, 2.30%, 2.17%, 1.97% and 2.13% for the years ended October 31, 1997, 1996, 1995, 1994 and 1993, respectively.
(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been 0.44%, 1.10%, 0.02%, 0.28% and 1.28% for the years ended October 31, 1997, 1996, 1995, 1994 and
    1993, respectively.
(5) Disclosure of average commissions per share is effective beginning in fiscal year 1996.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------


                                                                                   For the Year Ended October 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                                           1996          1995           1994          1993
Per Share Operating Performance:
   Net asset value at beginning of year                                  $ 12.69       $ 13.97        $ 13.05        $ 9.11
                                                                         -------       -------        -------        ------
Income from Investment Operations:
   Net investment income                                                    0.26          0.09           0.18          0.49
   Net realized and unrealized gain/(loss) on investments(1)                1.28         (1.37)          1.58          3.45
                                                                         -------       -------        -------        ------
   Total from Investment Operations                                         1.54         (1.28)          1.76          3.94
Less Distributions:
   Distributions from net investment income and short-term gains           (0.03)           --          (0.84)           --
   Distributions in excess of net investment income
     and short-term gains                                                     --            --             --            --
                                                                         -------       -------        -------       -------
   Total distributions                                                     (0.03)           --          (0.84)           --
                                                                         -------       -------        -------       -------
   Net asset value at end of year                                        $ 14.20       $ 12.69        $ 13.97       $ 13.05
                                                                         =======       =======        =======       =======

Total Return(2)                                                            12.13%        (9.16)%        13.98%        43.25%
Ratios to Average Daily Net Assets:
   Expenses(3)                                                              1.50%         1.50%          1.50%         1.50%
   Net investment income(4)                                                 1.91%         0.68%          0.75%         1.91%
Supplemental Data:
   Net assets at end of year (000)                                       $12,930       $12,483        $15,487       $15,008
   Portfolio turnover rate                                                    13%           35%            43%           48%
   Average commissions per share(5)                                      $0.0201            --             --            --


                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which was organized as a Massachusetts business trust September 3, 1986 and reorganized as a Maryland Corporation on August 16, 1993, commenced operations November 18, 1986. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

     The Fund consists of one share class, Class A Shares, which is subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. SECURITY VALUATION--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is unavailable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. REPURCHASE AGREEMENTS--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTE 1--concluded

     C. FOREIGN CURRENCY TRANSLATION--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

               The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. FEDERAL INCOME TAXES--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust New York Corporation, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the year ended October 31, 1997, ICC waived fees of $103,734. ICC paid Glenmede $77,150 for subadvisory services for the year ended October 31, 1997.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $28,220 for accounting services for the year ended October 31, 1997.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $18,380 for transfer agent services for the year ended October 31, 1997.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), a member of the Forum Financial Group of companies, an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. Prior to September 1, 1997, Alex. Brown & Sons Incorporated served as the Fund's distributor for the same compensation and on substantially the same terms as ICC Distributors. The Fund paid $35,065 for distribution services for the year ended October 31, 1997.

16

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTE 2--concluded

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1997 was $705, and the accrued liability was $2,011.

NOTE 3--CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 10 million shares of $.001 par value capital stock.

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $2,820,683 and sales of investment securities aggregated $4,153,426 for the year ended October 31, 1997.

     On October 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,044,446 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $1,001,656.

NOTE 5--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, permanent book/tax differences related to foreign exchange losses of $530,352 have been reclassified from the accumulated net realized loss from security and foreign exchange transactions to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

     On October 31, 1997, there was a tax capital loss carryforward of approximately $2,588,000, of which $1,999,000 expires in 2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 6--Net Assets

     On October 31, 1997, net assets consisted of:

Paid-in capital                                              $14,321,020
Undistributed net investment income                                  437
Accumulated net realized loss from security and
   foreign exchange transactions                              (2,591,157)
Unrealized appreciation of investments                         2,250,579
Unrealized translation gain                                          760
                                                             -----------
                                                             $13,981,639
                                                             ===========

NOTE 7--Personal Income Tax Information for the Shareholder (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1997.

                               Total          Foreign
   Record       Payable      Ordinary       Taxes Paid          Long-Term
    Date         Date         Income         or Withheld       Capital Gains
    ----         ----         ------         -----------       -------------
12/20/96       12/30/96        $0.29           $0.05               None


     All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.

18

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

     We have audited the statement of net assets of the Flag Investors International Fund, Inc. as of October 31, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors InternationalFund, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
Princeton, New Jersey
November 21, 1997

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    Chairman

            JAMES J. CUNNANE                    JOHN W. CHURCH, JR.
                Director                             President

             RICHARD T. HALE                    ANDREW B. WILLIAMS
                Director                     Executive Vice President

             JOHN F. KROEGER                     JOSEPH A. FINELLI
                Director                             Treasurer

              LOUIS E. LEVY                        AMY M. OLMERT
                Director                             Secretary

           EUGENE J. MCDONALD                   LAURIE D. COLLIDGE
                Director                        Assistant Secretary

           CARL W. VOGT, ESQ.
                Director




INVESTMENT OBJECTIVE

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

--------------------------------------------------------------------------------
    This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

    For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------

                       [FLAG INVESTORS LOGO APPEARS HERE]
                                 FLAG INVESTORS

                                     GROWTH

                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund

                                  EQUITY INCOME

                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    BALANCED

                        Flag Investors Value Builder Fund

                                     INCOME

                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                 TAX-FREE INCOME

                  Flag Investors Managed Municipal Fund Shares
            Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 CURRENT INCOME

                    Flag Investors Cash Reserve Prime Shares







                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG


                                 Distributed by:
                             ICC DISTRIBUTORS, INC.